SCHEDULE 14A
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO. ____)

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

LAZARD GLOBAL TOTAL RETURN AND INCOME, INC.

(Name of Registrant as Specified in Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies: __________
(2)	Aggregate number of securities to which transaction applies:__________
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): _____________________________
(4)	Proposed maximum aggregate value of transaction:__________________
(5)	Total fee paid: _______________________________________________
☐	Fee previously paid with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)	Amount previously paid:____________________________
(2)	Form, schedule or registration statement no.:____________
(3)	Filing party:______________________________________
(4)	Date filed: _______________________________________

For immediate release

Media contact: Hillary Yaffe, +1 212 632 6528 hillary.yaffe@lazard.com	Investor contact: Ben Wulfsohn, +1 800 823 6300 ben.wulfsohn@lazard.com

LAZARD GLOBAL TOTAL RETURN AND INCOME FUND
ANNOUNCES CHANGE OF LOCATION FOR ANNUAL MEETING OF STOCKHOLDERS

NEW YORK, April 10, 2020 – Lazard Global Total Return and Income Fund, Inc. (NYSE: LGI) today announced that the location of its 2020 Annual Meeting of Stockholders (the “Annual Meeting”) has been changed. In light of public health concerns regarding the spread of coronavirus disease 2019 (COVID-19), the Annual Meeting will now be held in a virtual format. Stockholders will not be able to attend the Annual Meeting in person, but will be able to participate remotely as described below. The date and time of the Annual Meeting—Friday, April 24, 2020 at 3:00 p.m., Eastern Time—have not changed.

As described in the previously-distributed proxy materials for the Annual Meeting (the “Proxy Materials”), LGI stockholders of record at the close of business on March 2, 2020 will be entitled to receive notice of, and to participate in and vote at, the Annual Meeting and any postponement or adjournment thereof. To participate in the Annual Meeting, stockholders must register in advance by submitting the required information (described below) to Broadridge Financial Solutions Inc., LGI’s proxy tabulator, at https://viewproxy.com/lazardglobaltotalreturnandincomefundinc/broadridgevsm/. If a stockholder’s shares are registered directly with LGI in the stockholder’s name, in order to register to participate in the Annual Meeting the stockholder must enter the control number found on the stockholder’s proxy card included in the Proxy Materials (the “Proxy Card”). If a stockholder’s shares are held by a broker, bank or other nominee, the stockholder must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the stockholder with a newly-issued control number to be submitted by the stockholder when registering for the Annual Meeting. Requests for registration must be received no later than 5:00 p.m., Eastern Time, on Wednesday, April 22, 2020. Stockholders will receive an email confirming their registration and providing instructions for participating in the virtual Annual Meeting. Stockholders may vote before or during the Annual Meeting at proxyvote.com.

Whether or not a stockholder plans to participate in the Annual Meeting, LGI urges stockholders to vote in advance of the Annual Meeting by internet, telephone or mail in accordance with the instructions on the Proxy Card. The Proxy Card will not be updated to reflect the change in location of the Annual Meeting and may continue to be used to vote a stockholder’s shares. The Proxy Materials, including the Proxy Card, are available at https://www.lazardassetmanagement.com/us/en_us/funds/list/closed-end-funds/41.

An indirect subsidiary of Lazard Ltd (NYSE: LAZ), Lazard Asset Management LLC (“LAM”), LGI’s investment manager, offers a range of equity, fixed-income, and alternative investment products worldwide. As of February 28, 2020, LAM and affiliated asset management companies in the Lazard Group managed $226.8 billion worth of client assets. For more information about LAM, please visit www.LazardAssetManagement.com. Follow LAM at @LazardAsset.

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LAZARD GLOBAL TOTAL RETURN AND INCOME FUND, INC.

30 Rockefeller Plaza

New York, New York 10112

ADDITIONAL INFORMATION REGARDING
THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 24, 2020

The following Notice of Change of Location (the “Notice”) relates to the proxy statement (the “Proxy Statement”) of Lazard Global Total Return and Income Fund, Inc. (“LGI”), dated March 5, 2020, furnished to LGI stockholders in connection with the solicitation of proxies on behalf of LGI’s Board of Directors for use at LGI’s Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Friday, April 24, 2020. This Supplement is being filed with the Securities and Exchange Commission to provide notice of a change of location of the Annual Meeting and is being made available to stockholders on or about April 10, 2020.

THE NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

Lazard Global Total Return and Income Fund, Inc.
30 Rockefeller Plaza
New York, New York 10112

Notice of change of location of
Annual Meeting of Stockholders
To be Held on April 24, 2020

NOTICE IS HEREBY GIVEN that the location of the Annual Meeting of Stockholders (the “Annual Meeting”) of Lazard Global Total Return and Income Fund, Inc. (“LGI”), a Maryland corporation, has been changed. In light of public health concerns regarding the spread of coronavirus disease 2019 (COVID-19), the Annual Meeting will now be held in a virtual format. Stockholders will not be able to attend the Annual Meeting in person, but will be able to participate remotely as described below. The date and time of the Annual Meeting—Friday, April 24, 2020 at 3:00 p.m., Eastern Time—have not changed.

As described in the previously-distributed proxy materials for the Annual Meeting (the “Proxy Materials”), LGI stockholders of record at the close of business on March 2, 2020 will be entitled to receive notice of, and to participate in and vote at, the Annual Meeting and any postponement or adjournment thereof. To participate in the Annual Meeting, stockholders must register in advance by submitting the required information (described below) to Broadridge Financial Solutions Inc., LGI’s proxy tabulator, at https://viewproxy.com/lazardglobaltotalreturnandincomefundinc/broadridgevsm/. If a stockholder’s shares are registered directly with LGI in the stockholder’s name, in order to register to participate in the Annual Meeting the stockholder must enter the control number found on the stockholder’s proxy card included in the Proxy Materials (the “Proxy Card”). If a stockholder’s shares are held by a broker, bank or other nominee, the stockholder must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the stockholder with a newly-issued control number to be submitted by the stockholder when registering for the Annual Meeting. Requests for registration must be received no later than 5:00 p.m., Eastern Time, on Wednesday, April 22, 2020. Stockholders will receive an email confirming their registration and providing instructions for participating in the virtual Annual Meeting. Stockholders may vote before or during the Annual Meeting at proxyvote.com.

Whether or not a stockholder plans to participate in the Annual Meeting, LGI urges stockholders to vote in advance of the Annual Meeting by internet, telephone or mail in accordance with the instructions on the Proxy Card. The Proxy Card will not be updated to reflect the change in location of the Annual Meeting and may continue to be used to vote a stockholder’s shares. The Proxy Materials, including the Proxy Card, are available at https://www.lazardassetmanagement.com/us/en_us/funds/list/closed-end-funds/41.

By Order of the Board of Directors

Mark R. Anderson Secretary

April 10, 2020
New York, New York